EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002 (FURNISHED HEREWITH)
I, Marc Winterhoff, Interim Chief Executive Officer of Lucid Group, Inc. (the “Company”), certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
a.The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
b.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 6, 2025	/s/ Marc Winterhoff
Marc Winterhoff
Interim Chief Executive Officer
(Principal Executive Officer)